UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 15, 2002
                                                  -------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              ---------------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)



United States                         333-84400                22-2382028
-------------                         ---------                ----------
(State or other Jurisdiction of   (Commission File Number)  (I.R.S. employer
Incorporation)                                              Identification No.)


                   White Clay Center Building 200 Route 273
                           Newark, Delaware 19711
                  -----------------------------------------
                  (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.


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Item 5.  Other Events

         The Chase Credit Card Master Trust portfolio yield for June 2002 was 13.97%, 84 bps lower than May 2002. The lower portfolio yield in June was primarily due to two fewer collection days in June versus May and seasonally higher interchange revenue in May.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION



                                   By:/s/ Patricia Garvey
                                      ---------------------
                                      Name:   Patricia Garvey
                                      Title:  Vice President



Date: July 24, 2002